UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23333

Cliffwater Corporate Lending Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Registrant’s telephone number, including area code: (414) 299-2000

Terrance P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Report to Shareholders

CLIFFWATER CORPORATE LENDING FUND

Annual Report

For the Period Ended December 31, 2019

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Cliffwater Corporate Lending Fund’s shareholder reports, like this one, will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, registered investment adviser, or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1 (888) 442-4420. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable.

Cliffwater Corporate Lending Fund

Table of Contents
For the Period Ended December 31, 2019

Letter to Shareholders (Unaudited)	2-3
Report of Independent Registered Public Accounting Firm	4
Schedule of Investments	5-14
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20-32
Other Information (Unaudited)	33
Fund Management (Unaudited)	34-36

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cliffwater Corporate Lending Fund

Letter to Shareholders
December 31, 2019 (Unaudited)

Dear Shareholder,

Cliffwater LLC (“Cliffwater”) is pleased to provide the audited financial statements for the Cliffwater Corporate Lending Fund (the “Fund”) for the fiscal period March 6, 2019 (commencement of operations) through December 31, 2019 (the “Period”). The Period included several milestones for the Fund, including its official launch, onboarding to custodial platforms, portfolio build-out, and continued growth in assets. The Fund began accepting capital on May 6, 2019 and has since grown its assets to approximately $269 million as of December 31, 2019. In addition to substantial growth in the assets, the Fund delivered a +3.05% return with little volatility for its partial year of operation.

The Fund’s initial and subsequent capital was deployed with our sub-advisers and other investment partners into a wide range of middle market corporate loans and pools of loans with the goal of building a diversified portfolio of corporate credits and delivering on our investment objectives of consistent current income and capital preservation. Diversification is one of the leading principles of our approach, and as such, the portfolio at year-end had direct and indirect loan exposure to 348 U.S. middle market companies across all major industries. The Fund remained conservative in its approach, with 100% of the Fund’s underlying credit exposure at year-end consisting of first lien loans with an average loan-to-value (“LTV”) ratio equal to 43%. Lastly, as of December 31, 2019, all of the direct and underlying credits in the portfolio were performing (i.e., making regular interest payments).

The Fund delivered consistent returns during its initial partial year. For the Period, the net total return for the Institutional share class was +3.05% (not annualized). Notably, once portfolio build-out was completed in September 2019, the Fund performed well during the fourth quarter of 2019 at +1.81% (not annualized). We are pleased with the Fund’s performance during the first partial year, which included consistently positive returns and a low beta* to public market indices.

As an asset class, corporate middle market lending has continued to perform well during the Period, both absolutely and relative to broadly syndicated credit, through a prolonged period of favorable market conditions. However, warning signs do exist, and we continue to diligently monitor our sub-advisers and the overall market. At Cliffwater, we believe, now more than ever, that manager selection combined with a diversified portfolio of senior credits will play a very important role in the potential to mitigate losses and deliver our objective of seeking consistent current income.

On behalf of the entire Cliffwater team, I would like to thank you for your trust in helping us achieve success in this, our first partial year of Fund operations.

Sincerely,

Stephen L. Nesbitt

Chief Investment Officer

Cliffwater LLC

*	“Beta” measures the volatility of the Fund relative to the reference indices over the period.

Cliffwater Corporate Lending Fund

Letter to Shareholders
December 31, 2019 (Unaudited) (continued)

Important Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment. Performance data quoted represents past performance; past performance does not guarantee future results.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how the Fund performs.

Although the Fund is required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase. You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest. Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is a non-diversified management investment company and may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. One of the principal risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Cybersecurity risks have significantly increased in recent years and the Fund could suffer cybersecurity-related losses in the future. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Please read the Prospectus for more detail on the Fund’s principal risks. The Fund has limited operating history.

Cliffwater Corporate Lending Fund

Report of Independent Registered Public Accounting Firm
December 31, 2019

To the Shareholders and Board of Trustees of
Cliffwater Corporate Lending Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cliffwater Corporate Lending Fund (the “Fund”) as of December 31, 2019, the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the period March 6, 2019 (commencement of operations) through December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, cash flows, the changes in its net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, agent banks and underlying fund managers or by other appropriate auditing procedures as appropriate in the circumstances. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 2, 2020

Cliffwater Corporate Lending Fund

Schedule of Investments
December 31, 2019

Principal Amount		Value
	COLLATERALIZED LOAN OBLIGATIONS — 15.8%
$10,000,000	Monroe Capital MML CLO IX Ltd. 10.600% (3-Month USD Libor+870 basis points), 10/22/2031[1,2,3]	$9,698,149
	Monroe Capital MML CLO VIII, Ltd.
9,850,000	6.749% (3-Month USD Libor+485 basis points), 5/22/2031[1,2,3,4]	9,866,856
10,000,000	10.049% (3-Month USD Libor+815 basis points), 5/22/2031[1,2,3,4]	9,530,000
15,000,000	12.250%, 5/22/2031*,[1,2],8	13,255,652
	TOTAL COLLATERALIZED LOAN OBLIGATIONS
	(Cost $43,092,610)	42,350,657

	CORPORATE BONDS — 5.3%
	COMMUNICATIONS — 0.9%
200,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 2/1/2028[1,2]	210,234
90,000	CenturyLink, Inc. 5.125%, 12/15/2026[1,2]	91,812
200,000	Consolidated Communications, Inc. 6.500%, 10/1/20222	181,500
200,000	CSC Holdings LLC 5.750%, 1/15/2030[1,2]	213,750
310,000	Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, 8/15/2027[1,2]	302,048
300,000	Frontier Communications Corp. 8.500%, 4/1/2026[1,2]	304,305
200,000	iHeartCommunications, Inc. 4.750%, 1/15/2028[1,2]	205,370
55,000	Intelsat Jackson Holdings S.A. 9.750%, 7/15/2025[1,2,6]	50,990
245,000	Nexstar Broadcasting, Inc. 5.625%, 7/15/2027[1,2]	258,634
200,000	Outfront Media Capital LLC / Outfront Media Capital Corp. 5.000%, 8/15/2027[1,2]	209,870
380,000	Telesat Canada / Telesat LLC 6.500%, 10/15/2027[1,2,6]	396,853
		2,425,366
	CONSUMER, CYCLICAL — 1.4%
505,000	American Builders & Contractors Supply Co., Inc. 4.000%, 1/15/2028[1,2]	513,509
200,000	Boyd Gaming Corp. 4.750%, 12/1/2027[1,2]	208,120
365,000	Eagle Intermediate Global Holding B.V./Ruyi U.S. Finance LLC 7.500%, 5/1/2025[1,2,6]	289,414
130,000	Lions Gate Capital Holdings, LLC 5.875%, 11/1/2024[1,2]	131,029
190,000	Murphy Oil USA, Inc. 4.750%, 9/15/2029[2]	201,005

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Schedule of Investments
December 31, 2019 (continued)

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER, CYCLICAL (Continued)
$60,000	NCL Corp. Ltd. 3.625%, 12/15/2024[1,2,6]	$60,975
375,000	Performance Food Group, Inc. 5.500%, 10/15/2027[1,2]	401,728
405,000	Scientific Games International, Inc. 7.000%, 5/15/2028[1,2]	435,112
500,000	Scotts Miracle-Gro Co. 4.500%, 10/15/2029[1,2]	512,362
285,000	Twin River Worldwide Holdings, Inc. 6.750%, 6/1/2027[1,2]	297,924
420,000	Under Armour, Inc. 3.250%, 6/15/2026[2]	409,037
200,000	Virgin Australia Holdings Ltd. 8.125%, 11/15/2024[1,2,6]	199,270
		3,659,485
	CONSUMER, NON-CYCLICAL — 0.8%
200,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 4.625%, 1/15/2027[1,2]	200,130
200,000	ASGN, Inc. 4.625%, 5/15/2028[1,2]	205,946
100,000	Bausch Health Cos., Inc. 5.000%, 1/30/2028[1,2,6]	102,889
200,000	Encompass Health Corp. 4.500%, 2/1/2028[2]	207,620
315,000	MPH Acquisition Holdings LLC 7.125%, 6/1/2024[1,2]	305,547
200,000	Post Holdings, Inc. 5.000%, 8/15/2026[1,2]	211,620
200,000	Prestige Brands, Inc. 5.125%, 1/15/2028[1,2]	210,000
500,000	Prime Security Services Borrower LLC / Prime Finance, Inc. 5.750%, 4/15/2026[1]	544,377
100,000	Tms International Holding Corp. 7.250%, 8/15/2025[1,2]	90,708
190,000	WW International, Inc. 8.625%, 12/1/2025[1,2]	202,072
		2,280,909
	ENERGY — 0.6%
20,000	Archrock Partners LP / Archrock Partners Finance Corp. 6.250%, 4/1/2028[1,2]	20,650
200,000	Centennial Resource Production LLC 6.875%, 4/1/2027[1,2]	208,465
200,000	Cheniere Energy Partners LP 5.625%, 10/1/2026[2]	211,875

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Schedule of Investments
December 31, 2019 (continued)

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$105,000	Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 1/15/2026[1,2]	$112,679
135,000	Hilcorp Energy I LP / Hilcorp Finance Co. 5.000%, 12/1/2024[1,2]	130,934
100,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 5.500%, 9/15/2024[1,2]	100,749
300,000	Transocean Sentry Ltd. 5.375%, 5/15/2023[1,2,6]	305,997
490,000	Viper Energy Partners LP 5.375%, 11/1/2027[1,2]	510,506
		1,601,855
	FINANCIAL — 0.9%
465,000	Acrisure LLC / Acrisure Finance, Inc. 8.125%, 2/15/2024[1,2]	506,559
280,000	Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 7/15/2027[1,2]	299,766
275,000	Compass Group Diversified Holdings LLC 8.000%, 5/1/2026[1,2]	298,471
200,000	HAT Holdings I LLC / HAT Holdings II LLC 5.250%, 7/15/2024[1,2]	210,667
305,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 5.250%, 5/15/2027[1,2]	312,665
200,000	LPL Holdings, Inc. 4.625%, 11/15/2027[1,2]	204,500
500,000	Ryman Hospitality Properties, Inc. 4.750%, 10/15/2027[1,2]	517,175
50,000	VICI Properties LP / VICI Note Co., Inc. 4.250%, 12/1/2026[1,2]	51,592
		2,401,395
	INDUSTRIAL — 0.4%
200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.250%, 8/15/2027[1,2,6]	210,874
290,000	Fortress Transportation & Infrastructure Investors LLC 6.500%, 10/1/2025[1,2]	306,940
100,000	Gates Global LLC / Gates Global Co. 6.250%, 1/15/2026[1,2]	101,905
200,000	GFL Environmental, Inc. 5.375%, 3/1/2023[1,2,6]	206,500
40,000	Moog, Inc. 4.250%, 12/15/2027[1,2]	40,804
200,000	Silgan Holdings, Inc. 4.125%, 2/1/2028[1,2]	200,560
		1,067,583

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Schedule of Investments
December 31, 2019 (continued)

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY — 0.2%
$500,000	CDW LLC / CDW Finance Corp. 4.250%, 4/1/2028[2]	$525,300

	UTILITIES — 0.1%
95,000	Calpine Corp. 5.125%, 3/15/2028[1,2]	97,204
50,000	Clearway Energy Operating LLC 4.750%, 3/15/2028[1,2]	50,750
200,000	Vistra Operations Co. LLC 5.625%, 2/15/2027[1,2]	211,120
		359,074
	TOTAL CORPORATE BONDS
	(Cost $14,010,095)	14,320,967

	PRIVATE INVESTMENT FUNDS — 6.3%
	AG Direct Lending Fund III L.P.[11]	16,946,015
	TOTAL PRIVATE INVESTMENT FUNDS
	(Cost $16,300,000)	16,946,015

	SENIOR SECURED LOANS — 54.2%
	BASIC MATERIALS — 0.2%
668,587	Helix Acquisition Holdings, Inc. 5.854% (3-Month USD Libor+350 basis points), 9/29/2024[2,3]	640,172

	COMMUNICATIONS — 3.6%
4,855,844	HPS Technology Senior Secured Loan 9.702% (3-Month USD Libor+800 basis points), 12/29/2023[3,7,8]	4,750,472
5,000,000	Northland Cable Television, Inc. 7.549% (1-Month USD Libor+575 basis points), 10/1/2025[3,8]	4,925,000
		9,675,472
	CONSUMER, CYCLICAL — 5.7%
992,331	Big Ass Fans LLC 5.695% (3-Month USD Libor+375 basis points), 5/21/2024[2,3]	997,917
	HPS Consumer Senior Secured Loan
5,000,000	7.908% (3-Month USD Libor+600 basis points), 2/12/2025[3,7,8]	4,941,000
5,000,000	7.702% (3-Month USD Libor+500 basis points), 6/27/2025[3,7,8]	4,916,490
1,000,000	Huskies Parent, Inc. 5.844% (3-Month USD Libor+400 basis points), 7/31/2026[2,3]	1,003,125

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Schedule of Investments
December 31, 2019 (continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	CONSUMER, CYCLICAL (Continued)
$994,962	KC Culinarte Intermediate LLC 5.560% (3-Month USD Libor+375 basis points), 8/24/2025[2,3]	$985,013
1,872,407	Oak Parent, Inc. 6.299% (3-Month USD Libor+450 basis points), 10/26/2023[2,3]	1,834,959
	TDG Group Holding Company
379,584	7.604% (3-Month USD Libor+550 basis points), 5/19/2024[3,8]	376,737
116,640	7.830% (3-Month USD Libor+550 basis points), 5/19/2024[3,8]	115,766
		15,171,007
	CONSUMER, NON-CYCLICAL — 17.2%
	Bearcat Buyer, Inc.,
254,464	6.013% (1-Month USD Libor+425 basis points), 7/9/2024[3,8,9]	252,555
743,470	6.158% (3-Month USD Libor+425 basis points), 7/9/2024[3,8]	736,035
496,241	Cambium Learning Group, Inc. 6.202% (3-Month USD Libor+450 basis points), 12/18/2025[2,3]	481,353
1,056,337	CIBT Global, Inc. 5.695% (3-Month USD Libor+375 basis points), 6/1/2024[2,3]	1,011,443
1,990,000	Confluent Health LLC 6.799% (3-Month USD Libor+500 basis points), 6/24/2026[2,3]	1,990,000
500,000	Fleetwash, Inc. 6.669% (3-Month USD Libor+475 basis points), 10/1/2024[3,9]	498,750
992,443	Guidehouse LLP 6.202% (1-Month USD Libor+450 basis points), 5/1/2025[2,3]	986,861
1,492,308	Hoffmaster Group, Inc. 5.702% (3-Month USD Libor+400 basis points), 11/23/2023[2,3]	1,490,442
4,959,366	HPS Consumer Senior Secured Loan 8.104% (3-Month USD Libor+600 basis points), 11/18/2022[3,7,8]	4,959,366
4,775,414	HPS Healthcare Senior Secured Loan 8.010% (3-Month USD Libor+630 basis points), 12/4/2023[3,7,8]	4,650,900
	Integrated Oncology Network, LLC
699,641	7.408% (3-Month USD Libor+550 basis points), 6/24/2024[3,8,9]	692,645
83,957	7.408% (3-Month USD Libor+550 basis points), 6/24/20243,[8,9]	83,117
4,216,402	7.430% (3-Month USD Libor+550 basis points), 6/24/2024[3,8]	4,174,238
3,759,398	JUUL Labs, Inc. 8.902% (3-Month USD Libor+700 basis points), 8/2/2023[3,8]	3,651,128
1,869,821	OB Hospitalist Group, Inc. 5.951% (3-Month USD Libor+400 basis points), 8/1/2024[2,3]	1,851,123
	Pediatric Therapy Services, LLC.
190,386	7.398% (3-Month USD Libor+550 basis points), 12/12/2024[3,8,9]	188,958
805,566	7.804% (3-Month USD Libor+550 basis points), 12/12/2024[3,8]	799,525
972,906	Pre-Paid Legal Services, Inc. 4.952% (3-Month USD Libor+325 basis points), 5/1/2025[2,3]	976,554
992,481	RevSpring, Inc. 5.945% (3-Month USD Libor+425 basis points), 10/11/2025[2,3]	993,722

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Schedule of Investments
December 31, 2019 (continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$994,975	Spring Education Group, Inc. 5.702% (3-Month USD Libor+425 basis points), 7/30/2025[2,3]	$1,001,815
	Twin Brook Healthcare Senior Secured Loan
4,975,000	7.694% (3-Month USD Libor+550 basis points), 6/28/2022[3,7,8]	4,950,125
4,987,500	7.654% (3-Month USD Libor+575 basis points), 11/16/2022[3,7,8]	4,950,094
4,975,000	7.946% (1-Month USD Libor+575 basis points), 7/1/2024[3,7,8]	4,900,375
		46,271,124
	ENERGY — 0.2%
498,750	Kamc Holdings, Inc. 5.909% (3-Month USD Libor+400 basis points), 8/14/2026[2,3]	496,568

	FINANCIAL — 5.6%
	AmeriLife Group LLC
245,614	6.191% (3-Month USD Libor+450 basis points), 6/13/2026[2,3,9]	245,614
1,745,614	6.300% (3-Month USD Libor+450 basis points), 6/13/2026[2,3]	1,745,614
946,776	GGC Aperio Holdings, L.P. 6.945% (3-Month USD Libor+500 basis points), 10/25/2024[3,8]	944,409
4,930,687	HPS Financial Senior Secured Loan 9.104% (3-Month USD Libor+725 basis points), 6/29/2023[3,7,8]	4,881,873
	Kwor Acquisition, Inc.
100,000	5.908% (3-Month USD Libor+400 basis points), 6/3/2026[3,9]	98,750
995,000	5.799% (3-Month USD Libor+400 basis points), 6/3/2026[2,3]	982,563
4,629,580	Riveron Acquisition Holdings, Inc. 8.178% (3-Month USD Libor+625 basis points), 5/22/2025[3,8]	4,548,562
1,488,693	Valet Waste Holdings, Inc. 5.549% (3-Month USD Libor+400 basis points), 9/28/2025[2,3]	1,475,667
		14,923,052
	INDUSTRIAL — 13.1%
5,000,000	Airnov, Inc. 7.158% (3-Month USD Libor+525 basis points), 12/19/2025[3,8]	4,975,000
	Anchor Packaging LLC
218,750	5.763% (1-Month USD Libor+400 basis points), 7/12/2026[2,3,9]	218,476
997,500	5.799% (1-Month USD Libor+400 basis points), 7/12/2026[2,3]	996,253
994,913	DiversiTech Holdings, Inc. 5.104% (3-Month USD Libor+300 basis points), 6/1/2024[2,3]	987,451
995,000	GlobalTranz Enterprises, Inc. 6.785% (3-Month USD Libor+500 basis points), 5/15/2026[2,3]	915,400
	HPS Industrial Senior Secured Loan
4,987,287	7.750% (3-Month USD Libor+600 basis points), 12/29/2022[3,7,8]	4,959,358
4,974,490	7.202% (3-Month USD Libor+550 basis points), 9/25/2024[3,7,8]	4,937,181
992,500	MSHC, Inc. 6.050% (3-Month USD Libor+425 basis points), 7/31/2023[3]	981,384
997,500	PHM Netherlands Midco B.V. 6.409% (3-Month USD Libor+450 basis points), 8/5/2026[2,3,6]	993,136

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Schedule of Investments
December 31, 2019 (continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	INDUSTRIAL (Continued)
$1,000,000	Pregis TopCo LLC 5.799% (1-Month USD Libor+400 basis points), 7/25/2026[2,3]	$1,002,345
1,500,000	Q Holding Co. 6.702% (3-Month USD Libor+500 basis points), 12/20/2023[3]	1,485,000
997,500	Tank Holding Corp. 6.116% (3-Month USD Libor+400 basis points), 3/26/2026[2,3]	1,002,737
496,183	Tecomet, Inc. 4.995% (3-Month USD Libor+325 basis points), 5/1/2024[2,3]	497,940
7,500,000	Twin Brook Aerospace Senior Secured Loan 7.463% (1-Month USD Libor+575 basis points), 12/6/2024[3,7,8]	7,387,500
3,990,000	Twin Brook Plastics Senior Secured Loan 6.750% (1-Month USD Libor+500 basis points), 5/15/2025[3,7,8]	3,930,150
		35,269,311
	TECHNOLOGY — 8.6%
	Connectwise, LLC
353,982	7.908% (3-Month USD Libor+600 basis points), 2/28/20253,8,[9]	349,558
4,646,018	8.105% (3-Month USD Libor+600 basis points), 2/28/2025[3,8]	4,587,942
5,000,000	Holdco Sands Intermediate LLC 7.765% (1-Month USD Libor+600 basis points), 12/19/2025[2,3]	4,925,000
4,987,469	HPS Technology Senior Secured Loan 8.355% (3-Month USD Libor+625 basis points), 8/1/2023[3,7,8]	5,087,218
1,492,350	Idera, Inc. 6.300% (3-Month USD Libor+450 basis points), 6/29/2024[2,3]	1,499,819
992,481	Intermedia Holdings, Inc. 7.799% (3-Month USD Libor+600 basis points), 7/18/2025[2,3]	994,962
3,000,000	Lionbridge Technologies, Inc. 8.158% (3-Month USD Libor+625 basis points), 12/29/2025[3,8]	2,970,000
497,481	NAVEX TopCo, Inc. 5.050% (3-Month USD Libor+325 basis points), 9/5/2025[2,3]	498,103
	PaySimple, Inc.
498,750	7.210% (1-Month USD Libor+550 basis points), 8/23/2025[2,3]	488,775
163,598	7.300% (1-Month USD Libor+550 basis points), 8/23/2025[2,3,9]	160,326
995,000	QuickBase, Inc. 5.799% (3-Month USD Libor+400 basis points), 4/3/2026[2,3]	992,513
498,750	S2P Acquisition Borrower, Inc. 5.799% (3-Month USD Libor+400 basis points), 8/14/2026[2,3]	501,660
		23,055,876
	TOTAL SENIOR SECURED LOANS
	(Cost $145,636,970)	145,502,582

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Schedule of Investments
December 31, 2019 (continued)

Principal Amount		Value
	WAREHOUSE FACILITY — 17.4%
$45,000,000	BlackRock Elbert CLO V, LLC 10.180%, 8/22/2027*,2,8	$46,670,349
	TOTAL WAREHOUSE FACILITY
	(Cost $45,000,000)	46,670,349

Number of Shares
	SHORT-TERM INVESTMENTS — 1.9%
5,194,812	State Street Institutional U.S. Government Money Market Fund, 1.52%[10]	5,194,812
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,194,812)	5,194,812

	TOTAL INVESTMENTS — 100.9%
	(Cost $269,234,487)	270,985,382
	Liabilities Less Other Assets — (0.9)%	(2,448,987)
	NET ASSETS — 100.0%	$268,536,395

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Schedule of Investments
December 31, 2019 (continued)

Principal Amount		Value
	REVERSE REPURCHASE AGREEMENTS — (2.2)%
$(536,000)	Agreement with Deutsche Bank AG, 3.175%, dated 12/6/2019, to be repurchased at $539,167 on 2/11/2020, collateralized by a portion of Monroe Capital MML CLO VIII, Ltd. with maturity of 5/22/2031, with total market value of $9,866,856	$(536,000)
(2,671,000)	Agreement with Deutsche Bank AG, 3.251%, dated 11/12/2019, to be repurchased at $2,692,947 on 2/11/2020, collateralized by a portion of Monroe Capital MML CLO VIII, Ltd. with maturity of 5/22/2031, with total market value of $9,866,856	(2,671,000)
(465,000)	Agreement with Deutsche Bank AG, 3.325%, dated 12/6/2019, to be repurchased at $467,878 on 2/11/2020, collateralized by a portion of Monroe Capital MML CLO VIII, Ltd. with maturity of 5/22/2031, with total market value of $9,530,000	(465,000)
(2,362,000)	Agreement with Deutsche Bank AG, 3.400%, dated 11/12/2019, to be repurchased at $2,382,304 on 2/11/2020, collateralized by a portion of Monroe Capital MML CLO VIII, Ltd. with maturity of 5/22/2031, with total market value of $9,530,000	(2,362,000)
	REVERSE REPURCHASE AGREEMENTS
	(Proceeds $6,034,000)	(6,034,000)

LLC	– Limited Liability Company

LP	– Limited Partnership

PLC	– Public Limited Company

*	Subordinated note position. Rate shown is the effective yield as of period end.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities as of December 31, 2019 was $102,961,266, which represents 38.3% of total net assets of the Fund.

[2]	Callable.

[3]	Floating rate security. Rate shown is the rate effective as of period end.

[4]	All or a portion of this security is segregated as collateral for reverse repurchase agreements. Total collateral had a fair value of $11,390,700 as of December 31, 2019.

[5]	Variable rate security. Rate shown is the rate in effect as of period end.

[6]	Foreign security denominated in U.S. Dollars.

[7]	This investment was made through a participation. Please see Note 2 for a description of loan participations.

[8]	Value was determined using significant unobservable inputs.

[9]	All or a portion of this holding is subject to unfunded loan commitments. See Note 2 for additional information.

[10]	The rate is the annualized seven-day yield at period end.

[11]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment fund shall continue until September 30, 2026, with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $3,700,000 as of December 31, 2019.

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Summary of Investments (Unaudited)
December 31, 2019

Security Type/Sector*	Percent of Total Net Assets
Collateralized Loan Obligations	15.8%
Corporate Bonds
Consumer, Cyclical	1.4%
Communications	0.9%
Financial	0.9%
Consumer, Non-cyclical	0.8%
Energy	0.6%
Industrial	0.4%
Technology	0.2%
Utilities	0.1%
Total Corporate Bonds	5.3%
Private Investment Funds	6.3%
Senior Secured Loans
Consumer, Non-cyclical	17.2%
Industrial	13.1%
Technology	8.6%
Consumer, Cyclical	5.7%
Financial	5.6%
Communications	3.6%
Basic Materials	0.2%
Energy	0.2%
Total Senior Secured Loans	54.2%
Warehouse Facility	17.4%
Short-Term Investments	1.9%
Total Investments	100.9%
Liabilities in Excess of Other Assets	(0.9)%
Total Net Assets	100.0%

*	Does not include - reverse repurchase agreements.

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments, at value (cost $269,234,487)	$270,985,382
Cash	52,548
Receivables:
Investment securities sold	1,266,747
Fund shares sold	2,641,587
Interest	2,481,971
Prepaid expenses	7,562
Deferred offering costs	42,770
Total assets	277,478,567

Liabilities:
Reverse repurchase agreements, at value (proceeds $6,034,000)	6,034,000
Payables:
Unfunded loan commitments	2,216,635
Interest from reverse repurchase agreements	25,561
Investment Management fees	217,366
Sub-Advisory fees	212,545
Audit fees	71,000
Legal fees	50,001
Fund administration fees	25,959
Custody fees	23,324
Transfer agent fees and expenses	15,841
Fund accounting fees	10,343
Other accrued expenses	39,597
Total liabilities	8,942,172

Net Assets	$268,536,395

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$265,669,375
Total distributable earnings	2,867,020
Net Assets	$268,536,395

Class I Shares:
Net assets applicable to shares outstanding	$268,536,395
Shares of beneficial interest issued and outstanding	26,458,138
Net asset value, offering, and redemption price per share	$10.15

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Statement of Operations
For the Period March 6, 2019* through December 31, 2019

Investment Income:
Interest	$6,689,834
Distributions from private investment funds[1]	170,932
Total investment income	6,860,766

Expenses:
Investment management fees	1,175,192
Legal fees	370,442
Sub-advisory fees	244,867
Offering costs	198,052
Fund administration fees	138,468
Transfer agent fees and expenses	71,287
Audit fees	71,000
Fund accounting fees	69,306
Trustees’ fees and expenses	68,000
Organizational costs	64,408
Shareholder reporting fees	41,297
Interest from reverse repurchase agreements	34,238
Custody fees	30,000
Chief Compliance Officer fees	23,762
Registration fees	9,931
Insurance fees	6,352
Miscellaneous expenses	69,154
Total fees and expenses before waiver	2,685,756
Less fees and expenses waived by Investment Manager, net of recoupment (See Note 4)	(554,705)
Net expenses	2,131,051
Net investment income	4,729,715

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(61,788)
Net change in unrealized appreciation/(depreciation) on investments	1,750,895
Net realized and unrealized gain	1,689,107

Net Increase in Net Assets from Operations	$6,418,822

*	Commencement of Operations.

[1]	Net of $271,096 paid to other partners to fund a proportionate share of cost and expenditures of the private investment funds.

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Statement of Changes in Net Assets

For the Period March 6, 2019* through December 31, 2019
Net Increase in Net Assets from:
Operations:
Net investment income	$4,729,715
Net realized loss on investments	(61,788)
Net change in unrealized appreciation/(depreciation) on investments	1,750,895
Net increase in net assets resulting from operations	6,418,822

Distributions to shareholders:
Distributions:
Class I	(3,720,885)

Capital Transactions:
Proceeds from shares sold:
Class I	268,370,795
Reinvestment of distributions:
Class I	845,908
Cost of shares repurchased:
Class I	(3,478,245)
Net increase in net assets from capital transactions	265,738,458

Net increase in net assets	268,436,395

Net Assets:
Beginning of period[1]	100,000
End of period	$268,536,395

Capital Share Transactions:
Shares sold:
Class I	26,708,290
Shares issued in reinvestment of distributions:
Class I	83,597
Shares repurchased:
Class I	(343,749)
Net increase in capital shares outstanding	26,448,138

*	Commencement of Operations.

[1]	The Investment Manager made the initial share purchase of $100,000 on January 3, 2019. The total initial share purchase of $100,000 included 10,000 shares purchased at $10 per share.

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Statement of Cash Flows
For the Period March 6, 2019* through December 31, 2019

Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$6,418,822
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(278,783,662)
Sales of investments	14,744,704
Net accretion on investments	(91,910)
Net realized loss on investments	61,788
Net realized gain on paydowns	(25,224)
Net change in unrealized (appreciation)/depreciation	(1,750,895)
Commitment fees received	54,629
Change in short-term investments, net	(5,194,812)
(Increase)/Decrease in assets:
Investment securities sold	(1,266,747)
Interest	(2,481,971)
Deferred offering costs	(42,770)
Prepaid expenses	(7,562)
Increase/(Decrease) in liabilities:
Unfunded loan commitments	2,216,635
Investment Management fees	217,366
Sub-Advisory fees	212,545
Interest from reverse repurchase agreements	25,561
Audit fees	71,000
Legal fees	50,001
Fund administration fees	25,959
Custody fees	23,324
Transfer Agency fees and expenses	15,841
Fund accounting fees	10,343
Other accrued expenses	39,597
Net cash used in operating activities	(265,457,438)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	265,729,208
Cost of shares repurchased	(3,478,245)
Distributions paid to shareholders, net of reinvestments	(2,874,977)
Proceeds from reverse repurchase agreements	7,053,500
Payments made on reverse repurchase agreements	(1,019,500)
Net cash provided by financing activities	265,409,986

Net decrease in cash	(47,452)

Cash
Cash, beginning of period	100,000
Cash, end of period	$52,548

*	Commencement of Operations.

Non-cash financing activities not included herein consist of $845,908 of reinvested dividends.

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Financial Highlights
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period March 6, 2019* through December 31, 2019
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.34
Net realized and unrealized gain (loss) on investments[2]	(0.04)
Total income from investment operations	0.30

Less Distributions to shareholders:
From net investment income	(0.15)
From net realized gain	(0.00)[3]
Total distributions to shareholders	(0.15)

Net asset value, end of period	$10.15

Total return[4]	3.05%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$268,536

Ratio of expenses to average net assets (including interest expense):
Before fees waived	2.28% [6,7]
After fees waived	1.81%[6,7]
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived	3.55%[6,7]
After fees waived	4.02% [6,7]

Portfolio turnover rate	15%[5]

*	Commencement of operations.

[1]	Based on average daily shares outstanding for the period.

[2]	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

[3]	Amount represents less than $0.01 per share.

[4]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

[5]	Not annualized.

[6]	Annualized.

[7]	If interest expense had been excluded, the expense and income ratios would have been decreased and increased, respectively by 0.03% for the period ended December 31, 2019.

See accompanying Notes to Financial Statements.

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019

1. Organization

The Cliffwater Corporate Lending Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company operating as an interval fund. The Fund operates under an Agreement and Declaration of Trust dated March 21, 2018 (the “Declaration of Trust”). Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to continue to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on March 6, 2019.

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund’s Registration Statement allows it to offer two classes of shares, Class A Shares and Class I Shares. Only Class I shares have been issued as of December 31, 2019.

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in loans to companies (“corporate loans”). The Fund’s corporate loan investments are made through a combination of: (i) investing in loans to companies that are originated directly by a non-bank lender (for example, traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies) (“direct loans”); (ii) investing in notes or other pass-through obligations representing the right to receive the principal and interest payments on a direct loan (or fractional portions thereof); (iii) purchasing asset-backed securities representing ownership or participation in a pool of direct loans; (iv) investing in companies and/or private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act) that primarily hold direct loans (the foregoing investments listed in clauses (i) through (iv) are collectively referred to herein as the “Direct Loan Instruments”); (v) investments in high yield securities, including securities representing ownership or participation in a pool of such securities; and (vi) investments in bank loans including securities representing ownership or participation in a pool of such loans. The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets. Most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. If they were rated, direct loans likely would be rated as below investment grade quality, often referred to as “junk” loans.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

2. Significant Accounting Policies (continued)

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income

Organizational and Offering Costs

The Investment Manager has agreed to advance the Fund’s organizational costs and offering costs. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Fund’s expense limitation agreement discussed in Note 3. Offering costs, which are also subject to the Fund’s expense limitation agreement and discussed in Note 3, are amortized to expense over twelve months on a straight-line basis.

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Fund’s registration statement, the costs of preparing, reviewing and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $253,938 and $240,822, respectively.

As of December 31, 2019, $42,770 of offering costs remains as an unamortized deferred asset, while $198,052 has been expensed subject to the Fund’s Expense Limitation and Reimbursement Agreement.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of December 31, 2019.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in CLOs and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

2. Significant Accounting Policies (continued)

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Warehouse Investments

The Fund may invest in Warehouse investments (“Warehouses”), which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles. To finance the acquisition of a Warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the collateral manager of the CLO or CDO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO or CDO. The period from the date that a Warehouse is opened and asset accumulation begins to the date that the CLO or CDO closes is commonly referred to as the “warehousing period.” In practice, investments in Warehouses are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in special purpose vehicles that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO or CDO closing.

The Warehouse investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the value of a Warehouse investment is often affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse investment, a significant portion (and in some circumstances all) of the Warehouse investments made by the Fund may not be repaid.

Loan Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. Commitment fees are processed as a reduction in cost of the loans. As of December 31, 2019, the Fund had the following unfunded loan commitments as noted in the Schedule of Investments with a total principal amount of $2,216,635 reflected as unfunded loan commitments within the Statement of Assets and Liabilities.

Borrower	Type	Principal Amount	Value
Bearcat Buyer Inc.	Assignment -Delayed Draw Term Loan	$173,537	$172,236
Fleetwash, Inc.	Assignment -Delayed Draw Term Loan	429,155	428,082
Amerilife Group LLC	Assignment -Delayed Draw Term Loan	35,088	35,088
Pediatric Therapy Services, LLC	Delayed Draw Term Loan	6,346	6,299
Kwor Acquisition, Inc.	Assignment -Delayed Draw Term Loan	100,000	98,750

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
Anchor Packaging LLC	Assignment -Delayed Draw Term Loan	$218,750	$218,477
PaySimple, Inc.	Assignment -Delayed Draw Term Loan	116,178	113,855
Integrated Oncology Network, LLC	Delayed Draw Term Loan	563,425	557,790
Integrated Oncology Network, LLC	Delayed Draw Term Loan	136,217	134,855
Integrated Oncology Network, LLC	Revolver Loan	46,176	45,715
Integrated Oncology Network, LLC	Revolver Loan	37,781	37,403
Connectwise	Revolver Loan	353,982	349,558
		$2,216,635	$2,198,108

Valuation of Investments

The Fund’s Valuation Committee (“Valuation Committee”) oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved the valuation policy and procedures for the Fund (the “Valuation Procedures”). Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

Certain senior secured loans are valued using unobservable pricing inputs received from the Fund’s sub-advisers (the “Sub-Advisers”). The Investment Manager will continuously monitor the valuations of Fund investments provided by the Sub-Advisers and review any material concerns with the Valuation Committee. The Investment Manager may conclude, however, in certain circumstances, that a fair valuation provided by a Sub-Adviser does not represent the fair value of a Fund investment and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value such investment at a discount or a premium to the value it receives from the Sub-Adviser, in accordance with the Fund’s Valuation Procedures. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee. The Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information provided by the Sub-Advisers. Additionally, the values of the Fund’s direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Investment Manager, Sub-Advisers and the Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. This information is updated as soon as the information becomes available.

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

2. Significant Accounting Policies (continued)

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced as equity securities in accordance as reported by such companies with the Equity Securities section above.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Investment Manager is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Investment Manager will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered and accrued interest payments to be made by the Fund to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as interest from reverse repurchase agreements on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Schedule of Investments and note #4 thereto. For the period March 6, 2019 through December 31, 2019, the average balance outstanding and weighted average interest rate were $3,351,526 and 3.30%, respectively.

	2019
	Remaining Contractual Maturity of the Agreements
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 days	30–90 days	Greater Than 90 days	Total
Collateralized Loan Obligations	$—	$—	$—	$6,034,000	$6,034,000
Total	$—	$—	$—	$6,034,000	$6,034,000

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

2. Significant Accounting Policies (continued)

guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

Borrowing, Use of Leverage

The Fund may leverage its investments by “borrowing,” including making borrowings through one or more special purpose vehicles (“SPVs”) that would be wholly-owned subsidiaries of the Fund. Certain Fund investments may be held by these SPVs. The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected. There were no such SPVs as of December 31, 2019.

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Multi-Manager Risk

Fund performance is dependent upon the success of the Investment Manager and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objectives. To a significant extent, the Fund’s performance will depend on the success of the Investment Manager’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers selected by the Investment Manager may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. In addition, the Sub-Advisers and Investment Manager invest independently of each other and may pursue investment strategies that “compete” with each other for investment opportunities, which could have the result of increasing an investment’s cost.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

4. Investment Advisory and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.00% on an annualized basis of the Fund’s Net Assets. The Investment Manager has contractually agreed to an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, distribution and servicing fees, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets of Class A Shares and Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limitation and Reimbursement Agreement. The Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends two years from the date of commencement of the Fund’s operations. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter.

For the six-month period beginning on May 1, 2019, the Investment Manager contractually agreed to lower the Expense Limit so that Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) did not exceed 1.60% of the average daily net assets of Class A Shares and Class I Shares (the “Additional Expense Limit”). Because taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses were excluded from the Additional Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) exceeded 1.60% for Class I Shares for the six-month period that the Additional Expense Limit was effective.

The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager (“allocated portion”). Pursuant to separate sub-advisory agreements, the Fund has agreed to pay Audax Management Company (NY), LLC a monthly sub-advisory fee, on an annualized basis, of (i) 0.95% on the value of the allocated portion’s average daily assets for the first fifty million dollars ($50,000,000), (ii) 0.85% on the value of the allocated portion’s average daily assets that exceeds fifty million dollars ($50,000,000) up to one hundred million dollars ($100,000,000), and (iii) 0.65% on the value of the allocated portion’s average daily assets that exceeds one hundred million dollars ($100,000,000). The portfolio management fees paid to Beach Point Capital Management LP (“Beach Point”) are 0.65% on an annualized basis of the allocated portion of the Fund’s average daily net assets managed by Beach Point. The portfolio management fees paid to Benefit Street Partners LLC (“Benefit Street”) are 1.00% on an annualized basis of the allocated portion of the Fund’s average daily assets managed by Benefit Street. The portfolio management fees paid to Crescent Capital Group LP (“Crescent Capital”) are 1.00% on an annualized basis of the allocated portion of the Fund’s average daily assets managed by Crescent Capital. The portfolio management fees paid to TCP Partners, LLC (“TCP”) will be 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by TCP.

For the period March 6, 2019 through December 31, 2019, the Investment Manager waived fees and expenses totaling $795,527. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At December 31, 2019 the amount of these potentially recoverable expenses is $744,235 expiring on December 31, 2022. For the period March 6, 2019 (commencement of operations) through December 31, 2019, the Investment Manager recovered $240,822 of previously waived expenses.

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. For the period March 6, 2019 through December 31, 2019, the Fund’s allocated UMBFS fees are reported on the Statement of Operations.

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

4. Investment Advisory and Other Agreements (continued)

Certain trustees and officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the period March 6, 2019 through December 31, 2019, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator are reported on the Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the period March 6, 2019 through December 31, 2019, are reported on the Statement of Operations.

5. Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon Net Asset Value (“NAV”) as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

5. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of December 31, 2019:

Assets	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Investments, at fair value
Collateralized Loan Obligations	$—	$29,095,005	$13,255,652	$—	$42,350,657
Corporate Bonds	—	14,320,967	—	—	14,320,967
Private Investment Funds[1]	—	—	—	16,946,015	16,946,015
Senior Secured Loans	—	40,929,305	104,573,277	—	145,502,582
Warehouse Facility	—	—	46,670,349	—	46,670,349
Short-Term Investments	5,194,812	—	—	—	5,194,812
Total Assets, at fair value	$5,194,812	$84,345,277	$164,499,278	$16,946,015	$270,985,382

Liabilities
Investments, at fair value
Reverse Repurchase Agreement	$—	$6,034,000	$—	$—	$6,034,000
Total Liabilities, at fair value	$—	$6,034,000	$—	$—	$6,034,000

[1]	Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

All transfers between fair value levels are recognized by the Fund at the end of each reporting period.

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the period March 6, 2019 through December 31, 2019:

	Collateralized Loan Obligations	Senior Secured Loans	Warehouse Facility
March 6, 2019	$—	$—	$—
Purchases	13,777,500	106,549,532	45,000,000
Paydowns	—	(1,912,958)	—
Realized gains (losses)	—	28,034	—
Commitment fees	—	(41,317)	—
Amortization	54,690	26,782	—
Change in unrealized appreciation (depreciation)	(576,538)	(76,796)	1,670,349
Transfers In	—	—	—
Transfers Out	—	—	—
December 31, 2019	$13,255,652	$104,573,277	$46,670,349

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2019.

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

5. Fair Value of Investments (continued)

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Collateralized Loan Obligations	$13,255,652	Income Approach	Interest rate	10.00%-12.25%
			Default rate	0% CDR for 12 months, then 2% CDR
			Recovery rate	70%
			Interest on cash	1M LIBOR - 25 bps
			Term	Reinvestment period + 24 months
			Prepayment Assumptions	20 CPR
			Reinvestment Assumptions	99 purchase price, 500 spread over LIBOR, 72 month maturity
Senior Secured Loans	7,065,112	Income Approach/Matrix Pricing	Total Leverage	4.88x - 8.41x
			Leverage Through Tranche	4.07x - 6.59x
			Loan-to-Value	0.27x - 0.53x
			Spread Comparison	4.25% - 8.60%
Senior Secured Loans	97,508,165	Cost	Recent Transaction Price	N/A
Warehouse Facility	46,670,349	Income Approach	Interest rate	8.60% - 10.21%
			Default Rate	0% - 2.94%
			Prepayment Rate	25%
			Collateral Liquidation Value	99
			Take-out	15 months

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class I Shares by any investor is $1 million and the minimum initial investment in Class A Shares by any investor is $10,000. However, the Fund, in its sole discretion, may accept investments below this minimum with respect to Class I Shares. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements.

Class A Shares will be subject to a sales charge of up to 5.00% while Class I Shares will not be subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

6. Capital Stock (continued)

25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offers conducted for the period March 6, 2019 through December 31, 2019 are as follows:

	Repurchase Offer	Repurchase Offer
Commencement Date	July 9, 2019	October 8, 2019
Repurchase Request	August 8, 2019	November 7, 2019
Repurchase Pricing date	August 8, 2019	November 7, 2019

Net Asset Value as of Repurchase Offer Date
Class I	$10.06	$10.13

Amount Repurchased
Class I	$564,882	$2,913,363

Percentage of Outstanding Shares Repurchased
Class I	0.34%	1.29%

7. Federal Income Taxes

At December 31, 2019, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$269,234,487
Gross unrealized appreciation	2,421,388
Gross unrealized depreciation	(670,493)
Net unrealized appreciation on investments	$1,750,895

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

7. Federal Income Taxes (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2019, permanent differences in book and tax accounting relating to non-deductible offering costs incurred by the Fund have been reclassified between paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total distributable earnings
$(169,083)	$169,083

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,228,933
Undistributed long-term capital gains	—
Tax distributable earnings	1,228,933

Accumulated capital and other losses	(112,808)
Unrealized appreciation on investments	1,750,895
Total accumulated earnings	$2,867,020

The tax character of distributions paid during the fiscal years ended December 31, 2019 were as follows:

2019
Distribution paid from:
Ordinary income	$3,720,885
Net long-term capital gains	—
Total distributions paid	$3,720,885

At December 31, 2019, the Fund had non-expiring capital loss carryforwards as follows:

Short-term	$61,874
Long-term	—
Total	$61,874

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.

8. Investment Transactions

For the period March 6, 2019 through December 31, 2019, purchases and sales of investments, excluding short-term investments, were $278,783,662 and $14,744,704, respectively.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Cliffwater Corporate Lending Fund

Notes to Financial Statements
December 31, 2019 (continued)

10. New Accounting Pronouncement

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. However, early adoption is permitted. The amendments in this ASU should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. Management has evaluated the implications of ASU No. 2017-08 and has adopted all aspects related to the amortization period for purchased callable debt securities held at a premium starting in the reporting period ended December 31, 2019.

On August 28, 2018, the FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC Topic 820. ASU 2018-13’s amendments are effective for annual periods beginning after December 15, 2019. Early adoption is permitted. Management has adopted certain disclosures of ASU 2018-13 as permitted by the standard.

11. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

The Fund commenced a repurchase offer January 7, 2020 as follows:

Repurchase Offer
Commencement Date	January 7, 2020
Repurchase Request	February 10, 2020
Repurchase Pricing date	February 10, 2020

Net Asset Value as of Repurchase Offer Date
Class I	$10.23

Amount Repurchased
Class I	$1,608,587

Percentage of Outstanding Shares Repurchased
Class I	0.54%

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Cliffwater Corporate Lending Fund

Other Information
December 31, 2019 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended December 31, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as exhibit to its report on Form N-Q’s successor form, Form N-PORT). The Fund’s Forms N-Q and Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Cliffwater Corporate Lending Fund

Fund Management
December 31, 2019 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	President and Director, Client Opinions, Inc. (2003 - 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	9	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 -2009).	9	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (2016-Present); Founder/ President, Ascendant Capital Partners, LP (2001 – 2015).	5	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company); Scotia Institutional Funds (2006-2014) (3 portfolios)(registered investment company).

Cliffwater Corporate Lending Fund

Fund Management
December 31, 2019 (Unaudited) (continued)

INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Anthony Fischer** Year of Birth: 1959 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	President - Alan Water Systems, LLC (2019 – Present); Executive Director – National Sales of UMB Bank for Institutional Banking and Asset Servicing (2018 – 2019); President of UMB Fund Services (2014 – 2018); Executive Vice President in charge of Business Development, UMB Fund Services (2013 – 2014); Senior Vice President in Business Development, UMB Fund Services (2008 – 2013).	6	None
Terrance P. Gallagher Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present); President, Investment Managers Series Trust II (2013-Present); Treasurer, American Independence Funds Trust (2016-2018); Treasurer, Commonwealth International Series Trust (2010-2015).	4	None
Stephen Nesbitt Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004 – Present).	N/A	N/A

Cliffwater Corporate Lending Fund

Fund Management
December 31, 2019 (Unaudited) (continued)

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Lance J. Johnson Year of birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operations Officer, Cliffwater LLC (2014 – Present); Senior Vice President, Brown Brothers Harriman & Co. (2013 – 2014).	N/A	N/A
Perpetua Seidenberg Year of Birth: 1990 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since June 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (2014 – Present); Auditor, PricewaterhouseCoopers (2012 – 2014).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.

				N/A	N/A

*

The fund complex consists of the Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, The Relative Value Fund, Vivaldi Opportunities Fund, Variant Alternative Income Fund, Corbin Multi-Strategy Fund LLC, Agility Multi-Asset Income Fund and Keystone Private Income Fund.

**	Mr. Fischer is deemed an interested person of the Fund because of his prior affiliation with an affiliate of the Fund’s Administrator.

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Investment Manager

Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank

State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

 Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

 Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended December 31, 2019. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table presents fees paid by the Fund for professional services rendered by Cohen & Company, Ltd. for the year ended December 31, 2019.

2019
Fee Category	Fees

Audit Fee	$72,500
Audit-Related Fees	$-
Tax Fees	$6,000
All Other Fees	$-
Total Fees	$78,500

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for the year ended December 31, 2019, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2019
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019
Registrant	0
Registrant’s Investment Adviser	0

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Audax Management Company

PROXY POLICY AND PROCEDURE

PURPOSE AND GENERAL STATEMENT

The purpose of these voting policies and procedures is to set forth the principles and procedures by which the Firm votes or gives consents with respect to the securities owned by the separate accounts and pooled investment vehicles advised by the Firm (collectively, the “Advised Vehicles”) for which the Firm exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes: (i) any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy; and (ii) any vote or consent provided on behalf of an Advised Vehicle which holds debt of a private company. These policies and procedures have been designed to help ensure that Votes are voted in what the Firm believes to be the best interests of the Advised Vehicles in accordance with the Firm’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

These voting policies and procedures will be made available to the Advised Vehicles (and their investors) upon written request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Copies of relevant proxy logs, identifying how proxies were voted in connection with an Advised Vehicle, will also be made available to the Advised Vehicles (and their investors) upon written request.

POLICY

The Firm and its affiliates engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and providing investment advisory and other services to funds, separate accounts and operating companies. In the ordinary course of conducting the Firm’s activities, the interests of an Advised Vehicle may conflict with the interests of the Firm and/or other Advised Vehicles. For example, one Advised Vehicle may hold senior debt securities in one company while another Advised Vehicle holds equity securities in the same company. Should that company fall into financial distress, the interests of the Advised Vehicles holding senior debt could conflict with the interests of the Advised Vehicles holding equity.

Any conflicts of interest relating to the voting of Votes, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Firm votes all Votes is to vote in what the Firm believes to be the best interests of each Advised Vehicle by maximizing the economic value of the relevant Advised Vehicle’s holdings, taking into account the relevant Advised Vehicle’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. The Firm does not permit Voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of the Firm to vote or give consent on all matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, the Firm reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the General Counsel or the relevant Firm investment professional, the costs associated with voting such Vote outweigh the benefits to the relevant Advised Vehicles or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Advised Vehicles.

In connection with the voting of Votes, the Firm’s personnel may, in their discretion, meet with members of a company’s management and discuss matters of importance to the Advised Vehicles and their economic interests.

PROCEDURES

Conflicts of Interest

The Firm’s General Counsel and Chief Compliance Officer (“CCO”) have the responsibility to monitor Votes for any conflicts of interest, regardless of whether they are actual or perceived. All Voting decisions will require a mandatory conflicts of interest review by the General Counsel or CCO in accordance with these policies and procedures, which will include consideration of whether the Firm or any investment professional or other person recommending how to vote has an interest in how the Vote is voted that may present a conflict of interest. In addition, all Firm investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the relevant Advised Vehicles.

If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting decision, he or she should contact the CCO or General Counsel or any member of the Audax legal team. If any investment professional is pressured or lobbied either from within or outside the Firm with respect to any particular Voting decision, he or she should contact the CCO or General Counsel. The CCO or General Counsel will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the affected Advised Vehicles.

Where the General Counsel deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the General Counsel will have the power to retain independent fiduciaries, consultants or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Voting

All Firm personnel are responsible for promptly forwarding all proxy materials, consent or voting requests or notices or materials related thereto to a member of the Audax legal team. The General Counsel will be responsible for ensuring that each Vote is voted in a timely manner and as otherwise required by the terms of such Vote.

All Voting decisions initially are referred to the General Counsel or appropriate investment professional for a voting decision. In most cases, the General Counsel or investment professional will make the decision as to the appropriate vote for any particular Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her. If the investment professional is making the Voting decision, the investment professional will inform internal counsel of any such Voting decision, and if internal counsel does not object to such decision as a result of his or her conflict of interest review, the Vote will be voted in such manner. If the investment professional and internal counsel are unable to arrive at an agreement as to how to vote, then the General Counsel may consult with the Firm’s Chief Operating Officer as to the appropriate vote, who will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the economic value of the relevant Advised Vehicles’ holdings.

Recordkeeping

The Firm’s Recordkeeping Policies and Procedures apply to Votes. Firm personnel should refer to the Recordkeeping Policies and Procedures for additional guidance and information.

RESPONSIBILITY

The General Counsel will be responsible for administering these procedures.

Beach Point Capital Management LP

PROXY POLICY AND PROCEDURE

Proxy Voting and Corporate Action Policies and Procedures

Beach Point Capital Management LP (the “Firm”) acts as discretionary investment adviser for various funds and managed accounts (“Clients”), including Clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). While the Firm primarily manages fixed income securities and instruments, its Clients may hold voting securities (or securities for which shareholder action is solicited). Thus, unless a Client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, the Firm will vote all proxies or act on all other actions as part of its discretionary authority over the Clients’ assets and consistent with its fiduciary duties. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

When voting proxies or acting on corporate actions, the Firm’s utmost concern is that all decisions be made solely in the best interest of the Clients (for ERISA accounts, plan beneficiaries and participants, in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder). The Firm will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of Client assets. The Firm has retained the services of an independent third party to help receive and evaluate proxies, effect proxy votes and maintain appropriate proxy voting records.

Purpose

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by the Firm to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and ERISA, including DOL Interpretive Bulletin 94-2 issued thereunder.

Procedures

The Firm’s Operations Department is ultimately responsible for ensuring that all proxies and corporate action notices received by the Firm are voted or acted upon in a timely and consistent manner across all Client portfolios. Although many proxy proposals can be voted in accordance with the Firm’s established guidelines, the Firm recognizes that certain proposals may require special consideration, which may dictate that the Firm make an exception to its general guidelines.

Where a proxy proposal or corporate action raises a material conflict of interest between the Firm and one or more Clients, the Firm will (i) disclose the conflict to the relevant Clients and obtain their consent to the proposed vote prior to voting the securities, (ii) vote the securities based on the recommendation of an independent third party or (iii) take such other actions as may be appropriate given the particular facts and circumstances (including abstaining from a vote).

Record Keeping

In accordance with Rule 204-2 under the Advisers Act and DOL Interpretive Bulletin 94-2 issued under ERISA, the Firm will maintain for the time periods set forth in Rule 204-2 (i) these policies and procedures, and all amendments thereto; (ii) all proxy statements received regarding Client securities (provided, however, that the Firm may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of Clients; (iv) records of all Client requests for proxy voting information; (v) any documents prepared by the Firm that were material to making a decision of how to vote or that memorialized the basis for the decision and (vi) all records relating to requests made to Clients regarding conflicts of interest in voting the proxy. As noted above, the Firm currently uses a third party service provider to assist the Firm in meeting its recordkeeping obligations.

The Firm will describe in Part 2 of its Form ADV its proxy voting policies and procedures and the manner in which Clients may obtain information on how the Firm voted their securities. Clients may obtain information on how their securities were voted or a copy of these policies and procedures by written request addressed to the Firm.

General Guidelines

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements. To the extent the Firm does not provide voting instructions by the voting deadline, the securities will be voted in accordance with the recommendations of a third party service provider.

Vote Against:

A.	Issues regarding board entrenchment and anti-takeover measures such as the following:

1. Proposals to stagger board members’ terms;

2. Proposals to limit the ability of shareholders to call special meetings;

3. Proposals to require super majority votes;

4. Proposals requesting substantial increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

5. Proposals regarding “fair price” provisions;

6. Proposals regarding “poison pill” provisions; and

7. Permitting “greenmail.”

B.	Providing cumulative voting rights

Vote For

1. Election of directors recommended by management, except if there is a proxy fight.

2. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3. Date and place of annual meeting.

4. Rotation of annual meeting place.

5. Limitation on charitable contributions or fees paid to lawyers.

6. Ratification of directors’ actions on routine matters since previous annual meeting.

7. Confidential voting.

8. Limiting directors’ liability.

Case-by-Case

Proposals to:

1. Ratify directors’ compensation (both in cash and equity).

2. Eliminate director mandatory retirement policy.

3. Establish a mandatory retirement age for directors.

4. Rotate annual meeting location/date.

5. Grant options or stock to management and directors.

6. Allow or modify indemnification of directors and/or officers.

7. Address social and environmental issues.

8. Review workplace diversity and pay disparity.

Benefit Street Partners L.L.C.

PROXY POLICY AND PROCEDURE

A.	Introduction/General Principles

In accordance with the Firm's fiduciary duty to vote proxies and consents in the best interests of the Firm's Clients and Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm's proxy voting is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting Policies and Procedures apply to any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a public proxy and certain consents relating to debt instruments, such as waivers of covenant breaches.

It is the policy of the Firm in voting proxies to consider and vote each proposal with the objective of maximizing investment returns for our clients. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The Firm may, however, vote in a manner that is contrary to the following general guidelines if it believes that it would be in Clients' best interest to do so.

The Chief Compliance Officer has the responsibility to administer these policies and procedures and to monitor proxies for any conflicts of interest, regardless of whether they are actual or perceived. The Firm does not take positions outside of the Clients it manages and therefore generally does not anticipate a situation where there would be a conflict between maximizing investment returns for Clients and the Firm's interests. All proxies, unless voted in accordance with the Firm's general guidelines on routine, non-routine, corporate governance and social issues described below, will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these policies and procedures, which will include consideration of whether the Firm, any investment professional or other person recommending how to vote and/or the Firm's affiliates and their clients has an interest in how the proxy is voted that may present a conflict of interest. The Portfolio Manager responsible for voting such proxy will be responsible for notifying the Chief Compliance Officer in advance of any proxy to be voted other than in accordance with such guidelines in a timely manner and must receive advance approval from the Chief Compliance Officer before voting such proxy. If a Portfolio Manager is unsure whether such guidelines address a particular vote, the Portfolio Manager shall inquire of the Chief Compliance Officer. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular voting decision, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular voting decision, he or she should contact the Chief Compliance Officer. If the Chief Compliance Officer determines that an actual conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the proxy proposal and the circumstances surrounding the conflict to determine the vote, which will be in the best interest of the Client. The Chief Operating Officer may also determine whether the conflict of interest will be disclosed to Clients and whether to obtain their consent prior to voting. In addition, where the Chief Operating Officer deems appropriate, unaffiliated third parties may be used to help resolve conflicts. In this regard, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

In addition, the Firm will maintain all proxy-voting records, described further below. The Firm's Proxy Voting Policy and Guidelines will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised proxy voting issues.

Please note that although the proxy voting process is well established in the U.S., voting the proxies of foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm's ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner's ability to exercise votes, and requirements to vote in person. Such proxies are voted on a best-efforts basis given the above logistical problems.

The Firm will make copies of these proxy voting policies and procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a proxy statement will consult with the Portfolio Manager responsible for the investment in the security to which the proxy statement relates. The Portfolio Manager is responsible for making sure the proxy is voted in a timely manner. The Portfolio Manager is not required to vote a proxy if the cost of voting a particular proxy due to special translation, delivery or other requirements would outweigh the benefit of voting for the Client. Any question with regard to voting in such situations should be referred to the Chief Compliance Officer.

B.	Guidelines

The following represents a guideline for each of the principal policy issues:

1.	Routine Proposals

"Routine proposals" includes such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted with management. As a matter of policy, it is the Firm's intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2.	Non-Routine Proposals

"Non-routine proposals" includes issues that could have a long-term impact on the way a corporation handles certain matters. Examples of these proposals include: (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value.

3.	Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4.	Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting for issues that have redeeming social merit that neither compromises the company's competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.

5.	Other Shareholder Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting in a manner that the Firm believes maximizes shareholder value.

C.	Recordkeeping

In accordance with the Firm's Record Policies, the Firm must retain copies of (i) its proxy voting policies and procedures and all amendments thereto; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote; and (vi) records relating to requests for consent concerning situations with material conflicts of interest. The information should be retained by the voting Portfolio Manager and copies sent to the Chief Compliance Officer.

D.	Split Voting

Though not common, situations may arise in which more than one Client invests in the same company or in which a single Client may invest in the same company but through multiple accounts. In those situations, two or more Clients, or one Client with different accounts, may be invested in strategies having different investment objectives, investment styles or portfolio managers. As a result, the Firm may cast different votes on behalf of different Clients or on behalf of the same Client with different accounts.

Cliffwater LLC

PROXY POLICY AND PROCEDURE

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote. Please see section III.7. for further information regarding Cliffwater’s actions with respect to advisory boards.

Crescent Capital Group LP

PROXY POLICY AND PROCEDURE

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, CRESCENT considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	CRESCENT lacks written proxy voting policies and procedures;

•	Proxies are not identified and processed in a timely manner;

•	Proxies are not voted in Clients’ best interests;

•	Conflicts of interest between CRESCENT and a Client are not identified or resolved appropriately;

•	Third-party proxy voting services do not vote proxies according to CRESCENT’s instructions and in Clients’ best interests;

•	Proxy voting records, Client requests for proxy voting information, and CRESCENT’s responses to such requests, are not properly maintained;

•	CRESCENT lacks policies and procedures regarding Clients’ participation in class actions; and

•	CRESCENT fails to maintain documentation associated with Clients’ participation in class actions.

•	CRESCENT has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting

CRESCENT primarily invests Client assets in fixed income assets which typically do not issue proxies. However, CRESCENT’s Clients also invest in equity securities and therefore will receive proxies in connection with such assets. Proxies are assets of CRESCENT’s Clients that must be voted with diligence, care, and loyalty. CRESCENT will vote each proxy in accordance with its fiduciary duty to its Clients. CRESCENT will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, CRESCENT will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The Portfolio Administration Group coordinates CRESCENT’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires CRESCENT to maintain certain books and records associated with its proxy voting policies and procedures. CRESCENT’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Compliance Group will ensure that CRESCENT complies with all applicable recordkeeping requirements associated with proxy voting.

Although they aren’t considered proxies under Rule 206(4)-6, any consent and other bond owner rights received by CRESCENT should be forwarded to the appropriate member of the investment staff and any potential conflicts of interest identified should be escalated in accordance with the “Conflicts of Interest” section below.

Absent specific Client instructions, CRESCENT has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	The Portfolio Administration Group shall coordinate with the custodian for each new Client account to ensure the account is set up so that proxy materials are forwarded to CRESCENT, either by mail or electronically.

•	All proxy voting materials received by CRESCENT shall be immediately forwarded to the Portfolio Administration Group.

•	The Portfolio Administration Group will review the list of Clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote. For any Client who has provided specific voting instructions, CRESCENT shall vote that Client’s proxy in accordance with the client’s written instructions. Clients who have selected a third party to vote proxies, and whose proxies were inadvertently received by CRESCENT, shall be forwarded to such third-party designee for voting and submission.

•	The Portfolio Administration Group will provide all proxy solicitation information and materials to the appropriate Investment Personnel of CRESCENT (i.e., Portfolio Managers, Research Analysts, etc.) for their review and consideration.

•	CRESCENT’s Investment Personnel shall be responsible for making voting decisions with respect to all Client proxies for accounts where CRESCENT has proxy voting authority.

•	The relevant member of the investment staff should inform the Portfolio Administration Group of his or her proxy vote decision. The Portfolio Administration Group will vote the proxy and submit it in a timely manner. The member of the investment staff must consider any conflicts of interest when making a proxy vote decision (see the “Conflicts of Interest” section below).

Conflicts of Interest

•	The relevant investment professionals will consider whether CRESCENT is subject to any material conflict of interest in connection with each proxy vote. Supervised Persons must notify the Compliance Officers if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Supervised Persons identify potential conflicts:

o	CRESCENT provides investment advice to a publicly traded company (an “Issuer”). CRESCENT receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

o	CRESCENT provides investment advice to an officer or director of an Issuer. CRESCENT receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

o	An issuer or some other third party offers CRESCENT or a Supervised Person compensation in exchange for voting a proxy in a particular way;

o	A Supervised Person, or a member of a Supervised Person’s household, has a personal or business relationship with an Issuer. CRESCENT receives a proxy solicitation from that Issuer; and

o	CRESCENT’s Clients have potentially conflicting investments in the Issuer, including investments made in different parts of the Issuer’s capital structure.

•	If CRESCENT detects a material conflict of interest in connection with a proxy solicitation, the Company will abide by the following procedures:

o	The Compliance Officers will convene the Proxy Voting Committee (the “Committee”), which is comprised of Chief Operating Officer (“COO”), Chief Financial Officer (“CFO”), and the CCO. The CCO serves as the Committee’s chairperson.

o	The relevant member(s) of the investment staff or the Compliance Officers will describe the proxy vote under consideration and identify the perceived conflict of interest. The same individual(s) will also propose the course of action that they believe is in CRESCENT’s Clients’ best interests. The individual(s) presenting will tell the Committee why they believe that this course of action is most appropriate.

o	The Committee members will review any documentation associated with the proxy vote and evaluate the proposal presented. The Committee members may wish to consider, among other things:

•	A vote’s likely short-term and long-term impact on the Issuer;

•	Whether the Issuer has responded to the subject of the proxy vote in some other manner;

•	Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;

•	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

•	Whether the proposal appears consistent with Clients’ best interests.

o	If the Committee is unable to reach a unanimous decision regarding the proxy vote, CRESCENT will, at its own expense, engage an outside proxy voting service or consultant to make a recommendation. The CCO will retain documentation of the proxy voting service or consultant’s recommendation and will vote Clients’ proxies in accordance with that recommendation.

•	If no material conflict of interest is identified, the Portfolio Administration Group shall vote the proxy in accordance with the investment staff’s recommendation.

•	CRESCENT will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, CRESCENT may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits CRESCENT’s ability to sell the affected security during a blocking period that can last for several weeks. CRESCENT believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so CRESCENT generally abstains from voting when share blocking is required. The Portfolio Administration Group will prepare and maintain memoranda describing the rationale for any instance in which CRESCENT does not vote a Client’s proxy.

•	The Portfolio Administration Group will retain the following information in connection with each proxy vote:

o	The Issuer’s name;

o	The security’s ticker symbol or CUSIP, as applicable;

o	The shareholder meeting date;

o	The number of shares that CRESCENT voted;

o	A brief identification of the matter voted on;

o	Whether the matter was proposed by the Issuer or a security-holder;

o	Whether CRESCENT cast a vote;

o	How CRESCENT cast its vote (for the proposal, against the proposal, or abstain); and

o	Whether CRESCENT cast its vote with or against management.

•	If CRESCENT votes the same proxy in two directions, the Portfolio Administration Group will maintain documentation describing the reasons for each vote (e.g., CRESCENT believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

•	Proxies received after a Client terminates its advisory relationship with CRESCENT will not be voted. The Portfolio Administration Group will promptly return such proxies to the sender, along with a statement indicating that CRESCENT’s advisory relationship with the Client has terminated, and that future proxies should not be sent to CRESCENT.

Legal Actions

From time to time, CRESCENT clients and former clients own or have owned securities that are the subject of class action lawsuits or bankruptcy proceedings. Generally, holders of securities within a given class period or bankruptcy are entitled to participate in the recovery or settlement in a lawsuit by filing a Proof of Claim. All class members normally are bound by a court-approved settlement or judgment unless they have filed a timely Opt Out notice with the court or claims administrator.

CRESCENT views filing of Proofs of Claim in lawsuits as a corporate action that normally is to be performed by the custodian for the client or fund. In addition, the decision to file an Opt Out notice is an individual decision to be made by the client or fund.

Normally, custodians will receive notices of rights to participate in, or opt out of class action settlements or bankruptcy proceedings. CRESCENT sometimes receives such notices and has adopted procedures to assist its clients and funds in the performance legal action processing functions. CRESCENT’s actions and responsibilities with respect to legal actions will depend on the role of the Firm with respect to the client or fund.

For Investment Advisory Accounts, CRESCENT will:

•	not take responsibility for filing notices regarding Opt Out rights and Proofs of Claim on behalf of the Investment Advisory Account, and

•	notify the Investment Advisory Account’s third party custodian, with a copy to the client/fund, of any Opt Out Notice or Proof of Claim received by CRESCENT from the settlement administrator or the court that is addressed to the Investment Advisory Account at CRESCENT’s address.

For CRESCENT/BNY Mellon Custodial Accounts:

•	CRESCENT will distribute to its clients and funds notices regarding Opt Out rights relating to those clients and funds to the extent CRESCENT receives written notice of such rights.

•	BNY Mellon will file Proofs of Claim for the Custodial Accounts except when the Account notifies CRESCENT that it intends to opt out (or has already opted out).

•	CRESCENT has given BNY Mellon a standing instruction to file Proofs of Claim on behalf of CRESCENT/BNY Mellon Custodial Accounts except where the account holder notifies the Firm of the exercise of its Opt Out right.

For CRESCENT Funds, if CRESCENT receives written notice of the right to participate in or opt out of, a legal action, the Firm will:

•	notify the Product Group who will make the determination whether to exercise Opt Out rights relating to those CRESCENT Funds, and

•	notify Legal of the timing and filing requirements for a Proof of Claim. Legal will coordinate with the Product Group’s analysts and/or custodian to ensure that the Proofs of Claim for the Funds are filed unless the Fund has elected to opt out of the class.

Disclosures to Clients and Investors

CRESCENT includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Compliance Group to obtain a copy of these policies and procedures and information about how CRESCENT voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Compliance Group, who will respond to any such requests.

As a matter of policy, CRESCENT does not disclose how it expects to vote on upcoming proxies. Additionally, CRESCENT does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following table provides biographical information about the members of Cliffwater LLC (the “Investment Manager”), Audax Management Company, Beach Point Capital Management LP, Benefit Street Partners L.L.C., and Crescent Capital Group LP (the "Sub-Advisers"), who are primarily responsible for the day-to-day portfolio management of the Cliffwater Corporate Lending Fund as of March 10, 2020:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Stephen L. Nesbitt	Chief Executive Officer and Chief Investment Officer	Since Inception	Chief Executive Officer, Chief Investment Officer, Cliffwater LLC (2004-Present)	Portfolio Management
Kevin P. Magid	President, Audax Private Debt	June 6, 2019	President, Audax Private Debt, Audax Management Company (NY), LLC (2000-Present)	Portfolio Management
Michael P. McGonigle	Managing Director, Senior Debt	June 6, 2019	Managing Director, Audax Management Company (NY), LLC (2007-Present)	Portfolio Management
Sinjin Bowron	Portfolio Manager	September 9, 2019	Portfolio Manager, Beach Point Capital Management LP (2015-Present)	Portfolio Management
Thomas J. Gahan	Chief Executive Officer	December 23, 2019	Chief Executive Officer, Benefit Street Partners L.L.C. (2008*-Present)	Portfolio Management
Michael E. Paasche	Senior Managing Director	December 23, 2019	Senior Managing Director, Benefit Street Partners L.L.C. (2008*-Present)	Portfolio Management
Blair D. Faulstich	Managing Director, Senior Portfolio Manager	December 23, 2019	Managing Director, Senior Portfolio Manager, Benefit Street Partners L.L.C. (2011-Present)	Portfolio Management
Jason A. Breaux	Managing Director	December 27, 2019	Managing Director, Crescent Capital Group LP (2000-Present)	Portfolio Management
John S. Bowman	Managing Director	December 27, 2019	Managing Director, Crescent Capital Group LP (2012-Present)	Portfolio Management
Jonathan R. Insull	Managing Director	December 27, 2019	Managing Director, Crescent Capital Group LP (1997-Present)	Portfolio Management
Christopher G. Wright	Managing Director	December 27, 2019	Managing Director, Crescent Capital Group LP (2001-Present)	Portfolio Management

*	The credit business of Benefit Street Partners (“BSP”) began in 2008 with the launch of Providence Equity Capital Markets L.L.C. ("PECM"), BSP's former affiliate. PECM is the investment adviser for Providence TMT Special Situations Fund L.P. and Providence TMT Debt Opportunity Fund II L.P., BSP is the sub-adviser.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Cliffwater Corporate Lending Fund, for which the members of the Investment Committee of the Sub-Adviser are primarily responsible for the day-to-day portfolio management as of December 31, 2019:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Stephen L. Nesbitt[1]	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	15 Accounts $1,170M
Kevin P. Magid[1]	1 Account $360M	18 Accounts $4,423M	1 Account $260M	0 Accounts N/A	1 Account $53M	11 Accounts $982M
Michael P. McGonigle[1]	1 Account $360M	8 Accounts $1,408M	1 Account $260M	0 Accounts N/A	1 Account $53M	11 Accounts $982M
Sinjin Bowron	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	1 Account $15.5M	6 Accounts $2,050M	6 Accounts $766.4M
Thomas J. Gahan	0 Accounts N/A	31 Accounts $23,256M	7 Accounts $2,257M	3 Accounts $936M	3 Accounts $433M	31 Accounts $23,256M
Michael E. Paasche	0 Accounts N/A	30 Accounts $20,065M	7 Accounts $2,257M	3 Accounts $936M	3 Accounts $433M	0 Accounts N/A
Blair D. Faulstich	0 Accounts N/A	8 Accounts $9,855M	7 Accounts $2,257M	1 Account $3M	1 Account $75M	0 Accounts N/A
Jason A. Breaux	1 Account $900M	4 Accounts $42K	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
John S. Bowman	1 Account $900M	14 Accounts $2,958M	0 Accounts N/A	0 Accounts N/A	6 Accounts $1,204M	3 Accounts $629M
Jonathan R. Insull	1 Account $900M	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Christopher G. Wright	1 Account $900M	24 Accounts $8,025M	1 Account $2M	1 Account $255M	7 Accounts $1,208M	0 Accounts N/A

[1]	As of September 30, 2019.

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by a Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund. If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts. The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Cliffwater LLC - Stephen L. Nesbitt has ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Mr. Nesbitt’s compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

Audax Management Company (NY), LLC - Audax has developed a competitive compensation system that is designed to attract, motivate and retain key investment professionals. Audax manages multiple vehicles with varying fee structures so, in addition to competitive base salaries and benefits, portfolio managers are eligible for discretionary variable compensation that is designed to align Audax’s interests with those of its investors. Discretionary variable compensation consists of bonuses and may include compensation tied to profitability (where applicable). Discretionary compensation is not based on a precise formula, benchmark or other metric. Bonuses typically make up a material percentage of total compensation and are awarded annually based upon individual and firm performance. Compensation may vary from year to year based on a number of factors.

Beach Point Capital Management LP - Mr. Bowron receives compensation that includes an annual base salary and annual discretionary bonus. The amount of a portfolio manager’s bonus in a given year is based on a number of qualitative and quantitative considerations which may include, among others: (i) the overall performance of funds and accounts managed by Beach Point; (ii) the absolute and relative performance of the investments recommended by the portfolio manager; (iii) the total firm assets under management; and (iv) the achievement of individual performance targets by the portfolio manager.

Benefit Street Partners L.L.C. - Benefit Street and their affiliates maintain competitive compensation policies that are in line with industry standards for similarly-sized credit funds. Benefit Street’s portfolio managers are compensated with a base salary and performance related bonus based on both the individual’s performance and the Fund’s performance. Other factors considered when determining a portfolio manager’s compensation include, without limitation, contribution to business results and overall business strategy, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, and management and supervisory responsibilities. In addition, the portfolio managers may, directly or indirectly, have capital invested in and/or interests in carried interest or similar performance-based fees collected by the general partners, managing members, special limited partners (or equivalent of any of the foregoing) or the investment adviser of Benefit Street-sponsored credit funds.

Crescent Capital Group LP - Crescent Capital typically compensates fund portfolio managers with a base salary, a targeted year-end bonus that is tied to performance, and an equity stake in Crescent Capital. Crescent Capital’s equity and compensation plan was designed based on the advice of a leading compensation consultant in the financial services industry. The equity stakes professionals receive are “real” equity, not phantom, and grow in value as the value of the company increases, creating incentives to attract, motivate, and retain employees. Crescent Capital may also provide the fund portfolio managers additional compensation in the form of fee sharing and incentive fees tied to performance. Portfolio manager Compensation is not linked directly to asset growth. Nevertheless, the equity component of Crescent Capital’s compensation is tied to the overall profitability of the firm, which, in essence is correlated with the firm’s ability to grow assets. Crescent Capital does not believe that such a substantial part of the portfolio managers’ compensation is so directly tied to performance that there is an incentive to take undue risk with client assets.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Stephen L. Nesbitt	Over $1,000,000
Kevin P. Magid	None
Michael P. McGonigle	None
Sinjin Bowron	None
Thomas J. Gahan	None
Michael E. Paasche	None
Blair D. Faulstich	None
Jason A. Breaux	None
John S. Bowman	None
Jonathan R. Insull	None
Christopher G. Wright	None

(b) Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cliffwater Corporate Lending Fund

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)

Date	March 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)

Date	March 10, 2020

By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)

Date	March 10, 2020